Select Growth Portfolio	Series 01A [ 3/22/2001 - Current Offering ] | cusip: 29471T618
Fund Overview
As of March 30, 2001
Closing NAV: 1.05312	Previous Close: 1.03506	Change: +0.01806	% Change: +1.74483%

The Objective:
The Portfolio seeks capital appreciation by investing in aggressive growth stocks selected for strong growth potential.

The Strategy:
The Portfolio Consultant applies a quantitative model to select stocks for their potential for growth in earnings per share, reasonable valuation levels and strong recent price performance. Recommendations are then reviewed by Defined Asset Funds ® .

The Portfolio then holds the screened growth stocks for about one year. When it ends, you can choose to roll your investment into a new Select Growth Portfolio, if available, or you can redeem your investment. Although this is a one-year investment, we suggest you continue with this Strategy for at least three to five years for potentially more consistent results. You should consider your ability to pursue investing in successive portfolios.

Offered By: This portfolio is offered by Merrill Lynch (SGP01A), Salomon Smith Barney (SGP01A), Morgan Stanley Dean Witter (MGROW01A); Special Dealer - UBS PaineWebberSM (SGP01A).
Portfolio Holdings

The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Friday, March 30, 2001
Security	Symbol	Price	% of Portfolio
Express Scripts Inc.	ESRX	86.68	10.98
Insituform Technologies, Inc.	INSUA	32.63	10.90
Biovail Corporation	BVF	36.13	10.54
CEC Entertainment Inc.	CEC	44.35	10.38
BARRA, Inc.	BARZ	54.00	10.36
Ruby Tuesday, Inc.	RI	19.61	10.31
Sensormatic Electronics Corporation	SRM	19.00	9.4 8
Nabors Industries Inc.	NBR	51.84	9.15
BJ Services Co.	BJS	71.20	9.02
Pacific Sunwear Of California	PSUN	27.50	8.87

Selection Methodology:

The Portfolio Consultant applies its quantitative model to identify stocks with the following characteristics: expected growth rates of earnings per share of at least 20% over the next fiscal year; expected annual earnings growth rates of at least 20% over the next three to five years; a price/earnings ratio not exceeding the expected earnings growth rate over the next three to five years; strong price performance in the six months prior to the application of the model; and a minimum market capitalization of $750 million. Finally, the Defined Asset Funds Research Group selects the ten stocks considered most attractive.

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Performance figures for the most recent quarter are not yet available; we'll post them as soon as possible.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.184% of net assets)	$1.82

Estimated Organization Costs	$2.04

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk may be reduced by investing in equity securities of different issuers and industries. This Portfolio is designed for investors who can assume the risks associated with equity investments, and generally is not appropriate for investors seeking capital preservation or current income

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio is speculative and should not be considered a complete equity investment program.

This Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. The value of your investment will fluctuate with the prices of the underlying stocks.

There can be no assurance that this Portfolio will meet its objective, or that unit price will not decrease.

It is unlikely that this Portfolio will change over its one-year life, even if the stock market decreases in value or adverse developments affect the stocks held.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
One (1) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | UBS PaineWebberSM (Special Dealer)

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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